Elicio Therapeutics Reports First Quarter 2024 Financial Results and Provides Corporate Updates • ELI-002 2P Phase 1 preliminary data published in Nature Medicine • ELI-002 2P Phase 1 data characterizing the CD4 and CD8 profile of the KRAS immune response and ELI-002-generated antigen spreading presented at the AACR Annual Meeting • ELI-002 7P Phase 1 preliminary data to be presented at the ASCO Annual Meeting (“ASCO”) in June 2024 • ELI-002 7P randomized Phase 2 trial enrollment expected to complete in fourth quarter 2024 BOSTON, May 15, 2024 – Elicio Therapeutics, Inc. (Nasdaq: ELTX, “Elicio Therapeutics” or “Elicio”), a clinical-stage biotechnology company developing a pipeline of novel immunotherapies for the treatment of cancer, today reported financial results for the first quarter ended March 31, 2024, and provided recent corporate and clinical updates. “During the first quarter, we continued to make great progress with our lead program, ELI-002, seeing the first-in-human Phase 1 data on the 2P formulation published in Nature Medicine. We also began enrolling patients with pancreatic cancer in the randomized Phase 2 trial of the 7P formulation,” said Robert Connelly, Elicio’s Chief Executive Officer. “We look forward to sharing preliminary data from the ELI-002 7P Phase 1 cohort at ASCO while focusing on completing enrollment for the Phase 2 randomized cohort, which is expected by the end of 2024.” Christopher Haqq, M.D., Ph.D., Elicio’s Executive Vice President, Head of Research and Development, and Chief Medical Officer, added, “We have continued to analyze and publish data from our first-in-human study characterizing the robust and differentiated T cell response generated by ELI-002. Building on the magnitude of the KRAS-specific T cell response including both CD4+ and CD8+ recent data presented at AACR, we also demonstrated that ELI-002’s mechanism of action includes antigen-spreading, where personal neoantigens are targeted alongside the KRAS-specific response that may enhance clinical activity.” Corporate Updates AMPLIFY-201 trial: Multicenter Phase 1 trial assessing the safety, immunogenicity, and antitumor activity of ELI-002 2P monotherapy in patients with mutant KRAS-driven solid tumors who are at high risk for relapse following standard surgery and chemotherapy. • Data from the first-in-human study of ELI-002 2P published in Nature Medicine • Presented clinical data at the AACR Annual Meeting highlighting results suggesting durable immunogenicity of ELI-002 2P with high relapse-risk mKRAS-driven colorectal cancer (“CRC”) and pancreatic ductal adenocarcinoma (“PDAC”). o A majority of patients who received ELI-002 booster immunizations maintained or increased mKRAS-specific T cell responses relative to baseline. Durable responses were associated with increased memory T cell phenotype compared to baseline. o ELI-002 induced increased mKRAS-specific CD4 and CD8 T cells with cytotoxic function, associated with increased memory phenotype in a majority of patients. o CD4+ T regulatory cells were not induced after ELI-002 2P immunization.

o Antigen spreading was observed with T cell responses to patient-specific tumor mutations (not mKRAS) after ELI-002 2P vaccination in a majority of patients tested. o No safety concerns were identified. No dose limiting toxicities and no ≥ grade 3 treatment related adverse events were observed. o Data suggested several advantages of ELI-002 including lymph node-targeted vaccine design, potent immunogenicity with durable and balanced CD4+ and CD8+ T cell responses, increased T cell cytotoxic function, and antigen spreading to induce T cells targeting additional tumor mutations beyond mKRAS. AMPLIFY-7P trial: A multicenter Phase 1/2 trial assessing ELI-002 7P in patients with high relapse risk mutant KRAS-driven solid tumors. The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations expanding the number of patients eligible for inclusion and potentially reducing the chance of bypass resistance mechanisms. • Preliminary data from the Phase 1a trial to be presented at ASCO in June 2024. • Randomized Phase 2 trial enrollment initiated in January 2024. Upcoming Anticipated Milestones • AMPLIFY-7P: Present preliminary data on ELI-002 7P monotherapy from Phase 1a arm at ASCO in June 2024. • AMPLIFY-7P: Complete enrollment in the randomized Phase 2 trial in the fourth quarter of 2024 with interim analysis expected in the first quarter of 2025. • AMPLIFY-201: Provide updated immunogenicity and relapse-free survival data in the fourth quarter of 2024. First Quarter 2024 Financial Results R&D expense for the first quarter of 2024 was $7.6 million, compared to $5.5 million for the first quarter of 2023. The increase in R&D expense was primarily due to increased clinical trial expenses associated with the ongoing AMPLIFY-7P Phase 1a trial and initiation of the AMPLIFY-7P Phase 2 trial. G&A expense for the first quarter of 2024 was $2.7 million, compared to $2.3 million for the first quarter of 2023. The increase in G&A expense was primarily attributable to professional fees, personnel expense and insurance associated with operating as a public company. Net loss for the first quarter of 2024 was $11.8 million, compared to $8.0 million for the first quarter of 2023. Net loss per share for the first quarter of 2024 was $1.15 compared to $24.77 for the first quarter of 2023. Cash and cash equivalents as of March 31, 2024, were $11.9 million, compared to $12.9 million as of December 31, 2023.

About ELI-002 Our lead product candidate, ELI-002, is a structurally novel investigational Amphiphile (“AMP”) cancer vaccine that targets cancers that are driven by mutations in the mKRAS-gene—a prevalent driver of many human cancers. ELI-002 is comprised of two powerful components that are built with our AMP technology consisting of AMP-modified mutant KRAS peptide antigens and an AMP-modified CpG adjuvant that is available as an off-the-shelf subcutaneous administration. ELI-002 2P (2 peptide formulation) is currently being studied in an ongoing Phase 1 (AMPLIFY- 201) trial in patients with high relapse risk mKRAS-driven solid tumors, following surgery and chemotherapy (NCT04853017). ELI-002 7P (7 peptide formulation) is currently being studied in a Phase 1/2 (AMPLIFY-7P) trial in patients with mKRAS-driven pancreatic cancer (NCT05726864). The ELI-002 7P formulation is designed to provide immune response coverage against seven of the most common KRAS mutations present in 25% of all solid tumors, thereby increasing the potential patient population for ELI-002. About Elicio Therapeutics Elicio Therapeutics, Inc. (Nasdaq: ELTX) is a clinical-stage biotechnology company advancing a pipeline of novel lymph node-targeted immunotherapies for the treatment of some of the most aggressive cancers. By combining expertise in immunology and immunotherapy, Elicio is harnessing the natural power of the immune system with the AMP technology, which allows for therapeutic payloads to be delivered directly to the lymph nodes, with the goal of enhancing the immune system’s cancer-fighting capabilities. By targeting cancer immunotherapies to the core of the immune response, AMP aims to optimize the lymph nodes’ natural ability to educate, activate and amplify cancer-specific T cells, which are essential for recognizing and eliminating tumor cells. Engineered to synchronize immunity in these highly potent sites, AMP is built to enhance the magnitude, potency, quality and durability of the immune response to drive antitumor activity. The Company’s R&D pipeline includes off-the-shelf therapeutic cancer vaccines ELI-002 (targeting mKRAS-driven cancers) as well as ELI-007 and ELI-008 (targeting BRAF-driven cancers and p53 hotspot mutations, respectively). For more information, please visit www.elicio.com. Cautionary Note on Forward-Looking Statements Certain statements contained in this communication regarding matters that are not historical facts, are forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These include statements regarding Elicio’s planned clinical programs, including planned clinical trials, the potential of Elicio’s product candidates, the expected participation and presentation at upcoming conferences, and other statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, and, therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Elicio undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,”

“predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward- looking statements that are intended to be covered by the safe-harbor provisions of the PSLRA. Such forward-looking statements are based on our expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements due to a number of factors, including, but not limited to, Elicio’s financial condition, including its ability to obtain the funding necessary to advance the development of ELI- 002 and any other future product candidates, and Elicio’s ability to continue as a going concern; Elicio’s plans to develop and commercialize its product candidates, including ELI-002; the timing of initiation of Elicio’s planned clinical trials, including Elicio’s expected completion of enrollment for the AMPLIFY-7P Phase 2 randomized trial in the fourth quarter of 2024; the timing of the availability of data from Elicio’s clinical trials, including data from the Phase 1a arm of the AMPLIFY-7P trial expected at ASCO in June 2024, interim analysis from the Phase 2 AMPLIFY- 7P trial in the first quarter of 2025, and updated immunogenicity and relapse free survival data from the AMPLIFY-201 trial in the fourth quarter of 2024; the timing of any planned investigational new drug application or new drug application; Elicio’s plans to research, develop and commercialize its current and future product candidates; Elicio’s ability to successfully collaborate with existing collaborators or enter into new collaborations, and to fulfill its obligations under any such collaboration agreements; the clinical utility, potential benefits and market acceptance of Elicio’s product candidates; Elicio’s commercialization, marketing and manufacturing capabilities and strategy; Elicio’s ability to identify additional products or product candidates with significant commercial potential; Elicio’s ability to advance ELI-002 outside of PDAC monotherapy and Elicio’s pipeline programs; developments and projections relating to Elicio’s competitors and our industry; the impact of government laws and regulations; Elicio’s ability to protect its intellectual property position; and Elicio’s estimates regarding future revenue, expenses, capital requirements and need for additional financing. New factors emerge from time to time, and it is not possible for us to predict all such factors, nor can we assess the impact of each such factor on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. These risks are more fully discussed in the Annual Report on Form 10-K filed with the SEC on March 29, 2024, under the heading “Risk Factors”, and any subsequent reports and other documents filed from time to time with the SEC. Forward-looking statements included in this release are based on information available to Elicio as of the date of this release. Elicio does not undertake any obligation to update such forward-looking statements to reflect events or circumstances after the date of this release, except to the extent required by law. Media Contact Kristin Politi LifeSci Communications kpoliti@lifescicomms.com 646-876-4783 Investor Relations Contact Heather DiVecchia Elicio Therapeutics IR@elicio.com 857-209-0153